- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  /X/

Filed by a party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                 / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                      ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        LEXINGTON PRECISION CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1) Title of each class of securities to which transaction applies: N/A

        (2) Aggregate number of securities to which transaction applies: N/A

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 N/A

        (4) Proposed maximum aggregate value of transaction: N/A

        (5) Total fee paid: N/A

            1 Set forth the amount on which the filing fee is calculated and state how it was determined.

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1) Amount Previously Paid: ________________________________________
        (2) Form, Schedule or Registration Statement No.: __________________
        (3) Filing Party: __________________________________________________
        (4) Date Filed: ____________________________________________________

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                        LEXINGTON PRECISION CORPORATION
                                767 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 16, 1995

        The Annual Meeting of Stockholders of LEXINGTON PRECISION CORPORATION (the "Company") will be held at the offices of Nixon, Hargrave, Devans & Doyle, 437 Madison Avenue, 24th Floor, New York, New York, on Tuesday, May 16, 1995, at 10:30 A.M. for the purpose of considering and acting upon the following matters.

        (1) The election of two directors as set forth in the accompanying Proxy Statement.

        (2) The ratification or disapproval of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 1995.

        (3) The transaction of such other business as may properly come before the meeting and any adjournments thereof.

        Pursuant to the provisions of the By-Laws, the Board of Directors has fixed the close of business on April 3, 1995 as the record date for determining the stockholders of the Company entitled to notice of and to vote at the meeting and any adjournments thereof.

        ALL STOCKHOLDERS ARE URGED TO DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY TO THE COMPANY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE.

                                         By Order of the Board of Directors,

                                         Kenneth I. Greenstein
                                         Secretary

April 20, 1995
New York, New York

                        LEXINGTON PRECISION CORPORATION
                                767 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

                            ------------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 16, 1995

                                  SOLICITATION

        This Proxy Statement is being mailed to stockholders on or about April 24, 1995, in connection with the solicitation of proxies by the Board of Directors of LEXINGTON PRECISION CORPORATION, a Delaware corporation (the "Company"), to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), to be held on May 16, 1995. Accompanying this Proxy Statement is a Notice of Annual Meeting of Stockholders and a form of proxy for such meeting. A copy of the Company's Annual Report for the year ended December 31, 1994, which contains financial statements and related data, also accompanies this Proxy Statement.

        All proxies which are properly completed, signed and returned to the Company in time will be voted in accordance with the instructions thereon. Proxies may be revoked by any stockholder upon written notice to the Secretary of the Company prior to the exercise thereof and stockholders who are present at the Annual Meeting may withdraw their proxies and vote in person if they so desire.

        The expense of preparing, assembling, printing and mailing the form of proxy and the material used in the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, the Company may utilize the services of some of its officers and regular employees (who will receive no additional compensation therefor) to solicit proxies personally and by telephone. The Company has requested banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies and will reimburse such persons for their services in doing so. The cost of additional solicitation incurred otherwise than by use of the mails is estimated not to exceed $3,000. In addition, the Company may employ a proxy solicitation organization at a cost not to exceed $15,000.

        The Board of Directors has fixed the close of business on April 3, 1995, as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. As of the record date, the Company had outstanding 4,203,036 shares of its common stock, $.25 par value (the "Common Stock"), and 5,550 shares of its $8 Cumulative Convertible Preferred Stock, Series B, $100 par value (the "Series B Preferred Stock"), the holders of each of which are entitled to one vote per share. A plurality of the votes of the shares of the Company's Common Stock and Series B Preferred Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors. The affirmative vote of a majority of shares of the Company's Common Stock and Series B Preferred Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the ratification of the selection of auditors.

        With regard to the election of directors, votes may be cast in favor or withheld. Votes withheld from any director will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but have no legal effect under Delaware law and, consequently, will not affect the outcome of the voting on such proposal. With regard to other proposals, abstentions may be specified. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions with respect to proposals such as those to be considered at the Annual Meeting, the Company believes that abstentions are shares present and entitled to vote on the subject matter and, therefore, intends to count abstentions in respect of a particular proposal for purposes of determining both the presence or absence of a quorum for the transaction of business at the Annual Meeting and the total number of shares present and entitled to vote with respect to such proposal. Accordingly, an abstention will have the same effect as a vote against the subject proposal at the Annual Meeting. Under Delaware law, broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter as to which the brokers or nominees do not have discretionary power) may be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business but not for purposes of determining the voting power present with respect to non-discretionary proposals. Although the Company believes that the proposals to be considered at the Annual Meeting are proposals in respect of which brokers and other nominees typically have discretion, the Company believes that, due to the timing of the mailing of this Proxy Statement and related materials, such proposals may be treated as non-discretionary proposals. If there are any broker non-votes in respect of these proposals, the Company intends to treat such broker non-votes as stated above.

                             PRINCIPAL STOCKHOLDERS

COMMON STOCK

        The following table sets forth the beneficial ownership of the Company's Common Stock, as of April 3, 1995, by each person known to or believed by the Company to own beneficially more than 5% of its outstanding Common Stock.

                                                    AMOUNT
             NAME AND ADDRESS OF                 BENEFICIALLY       PERCENT
              BENEFICIAL OWNER                     OWNED(1)         OF CLASS
- ---------------------------------------------    -------------    ------------

Michael A. Lubin.............................    1,299,694(2)         29.4%
Lubin, Delano & Company
767 Third Avenue
New York, New York 10017

Warren Delano................................    1,169,307(3)         26.4
Lubin, Delano & Company
767 Third Avenue
New York, New York 10017

Foreman Associates, a California
  Limited Partnership........................     215,672(4)           5.1
844 Moraga Drive
Los Angeles, California 90049

William B. Conner............................     219,906(5)           5.2
Conner Holding Company
1030 State Street
Erie, Pennsylvania 16501

- ---------------------------------------

(1) The persons named in the table have sole voting and dispositive power with respect to all shares of the Company's Common Stock shown as beneficially owned by them, except as set forth in the notes to the table.

(2) Includes (i) 35,000 shares owned by each of Mr. Lubin's two minor sons with respect to which Mr. Lubin acts as custodian under the New York Uniform Gifts to Minors Act, and (ii) 222,200 shares which Mr. Lubin has the right to acquire upon the conversion of $505,000 principal amount of the Company's Junior Subordinated Convertible Increasing Rate Notes, due May 1, 2000 (the "14% Convertible Notes"), owned by Mr. Lubin at an initial conversion price (subject to adjustment) of $2.27273 per share of Common Stock and (iii) 50,000 shares owned by an Individual Retirement Account of Mr. Lubin.

(3) Includes (i) 217,800 shares which Mr. Delano has the right to acquire upon the conversion of $495,000 principal amount of the Company's 14% Convertible Notes owned by Mr. Delano at an initial conversion price (subject to adjustment) of $2.27273 per share of Common Stock, and (ii) 110,750 shares owned by Individual Retirement Accounts of Mr. Delano.

                       (footnotes continued on next page)

                                      - 2 -

                     (footnotes continued from prior page)

(4) Based on information set forth in a Schedule 13D, as amended, filed with the Securities and Exchange Commission ("SEC") by Foreman Associates, a California Limited Partnership ("Foreman"), and conversations with representatives of Foreman.

(5) Includes 158,594 shares owned by Conner Holding Company, a Nevada corporation, of which Mr. Conner is President, a director and majority stockholder.

SERIES B PREFERRED STOCK

        The following table sets forth the beneficial ownership of the Company's Series B Preferred Stock, as of April 3, 1995, by each person known to or believed by the Company to own beneficially more than 5% of its outstanding Series B Preferred Stock.

                                                    AMOUNT
             NAME AND ADDRESS OF                 BENEFICIALLY       PERCENT
              BENEFICIAL OWNER                     OWNED(1)         OF CLASS
- ---------------------------------------------    ------------     ------------

Ellen Byers..................................    1,100(2)             19.8%
741 Taft Avenue
Bedford, Ohio 44146

National City Bank...........................      832(2)             15.0
P.O. Box 5756
Cleveland, Ohio 44101

Elizabeth MacAlonan..........................      758(2)(3)          13.7
902 Brandon Circle
Aurora, Ohio 44202

Arnold W. MacAlonan..........................      734(4)             13.2
902 Brandon Circle
Aurora, Ohio 44202

Edwin Osborn.................................      490(2)              8.8
801 W. Limberlost Street
Tucson, Arizona 85705

Craig Lindauer...............................      409                 7.4
9540 Crackle Road
Aurora, Ohio 44202

Dale W. Lindauer.............................      409                 7.4
19405 Libby Road
Maple Heights, Ohio 44137

Dennis Lindauer..............................      409                 7.4
1750 Hicks Pike
Walton, Kentucky 41094

Keith A. Lindauer............................      409                 7.4
P.O. Box 42
Rico, Colorado 81332

- ---------------------------------------

(1) The persons named in the table have sole voting and dispositive power with respect to all shares of the Company's Series B Preferred Stock shown as beneficially owned by them, except as set forth in the notes to the table.

                       (footnotes continued on next page)

                                      - 3 -

                     (footnotes continued from prior page)

(2) Ellen Byers, Elizabeth MacAlonan and Edwin Osborn are contingent beneficiaries under a trust which owns 832 shares of Series B Preferred Stock held by National City Bank as nominee. Such shares are reflected in the above table under the name of National City Bank only.

(3) Does not include 734 shares of Series B Preferred Stock owned by Arnold W. MacAlonan, Mrs. MacAlonan's husband.

(4) Does not include the following shares of Series B Preferred Stock in which Mr. MacAlonan disclaims any beneficial interest: (i) 758 shares of Series B Preferred Stock owned by Elizabeth MacAlonan, Mr. MacAlonan's wife; and (ii) 832 shares of Series B Preferred Stock owned by a trust of which Mrs. MacAlonan is one of three contingent beneficiaries.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

        The By-Laws of the Company provide that the Board of Directors shall be divided into three classes, as nearly equal in number as possible, and that directors shall be elected for terms of three years on a staggered basis. There are presently six directors, two whose terms expire in 1995, two whose terms expire in 1996 and two whose terms expire in 1997. Unless authority to vote for the election of a director is specifically withheld by appropriate designation on the face of the proxy, it is the intention of persons named in the accompanying form of proxy to vote such proxy for the election at the Annual Meeting of Warren Delano and Kenneth I. Greenstein as directors, to serve until the 1998 Annual Meeting of Stockholders and until their respective successors shall have been elected and qualified. Messrs. Delano and Greenstein are presently members of the Company's Board of Directors. The proxies cannot be voted for a greater number of persons than two. Management has no reason to believe that the named nominees will be unable or unwilling to serve if elected. However, in such case, it is intended that the individuals named in the enclosed proxy will vote for the election of such substituted nominees as the Company's Board of Directors may recommend.

        The Company's Restated Certificate of Incorporation provides that the holders of the Series B Preferred Stock will be entitled, in the event that there exist arrearages in respect of at least six dividend payments on the Series B Preferred Stock, to elect two directors to serve on the Company's Board of Directors until the annual meeting following the date on which all such arrearages have been paid in full. As of April 3, 1995, there were no arrearages in dividend payments in respect of the Series B Preferred Stock.

        Certain information concerning the nominees and directors continuing in office is set forth in the following table.

                                                          PRINCIPAL OCCUPATION, BUSINESS
              NAME                     AGE                 EXPERIENCE AND DIRECTORSHIPS
- ---------------------------------   ---------   ---------------------------------------------------

NOMINEES FOR TERMS EXPIRING IN 1998

Warren Delano                          44       President of the Company since January 1988 and
                                                Chief Operating Officer of the Company from January
                                                1988 through May 1991. Partner of Lubin, Delano &
                                                Company, an investment banking and consulting firm,
                                                for more than five years. Director of the Company
                                                since 1985.

Kenneth I. Greenstein                  65       Secretary of the Company since September 1979.
                                                Stockholder of a professional corporation which is
                                                a partner in Nixon, Hargrave, Devans & Doyle, a law
                                                firm, for more than five years. Director of the
                                                Company since 1978.

                         (table continued on next page)

                       (table continued from prior page)

                                                          PRINCIPAL OCCUPATION, BUSINESS
              NAME                     AGE                 EXPERIENCE AND DIRECTORSHIPS
- ---------------------------------   ---------   ---------------------------------------------------
DIRECTORS WHOSE TERMS EXPIRE IN 1997

Michael A. Lubin                       45       Chairman of the Board of the Company since May 1991
                                                and Chief Executive Officer of the Company from
                                                January 1988 through May 1991. Partner of Lubin,
                                                Delano & Company, an investment banking and
                                                consulting firm, for more than five years. Director
                                                of the Company since 1985.

Arnold W. MacAlonan                    76       Vice Chairman of the Board and Senior Vice
                                                President of the Company from 1981 until retirement
                                                in February 1986. Director of the Company since
                                                1969.

DIRECTORS WHOSE TERMS EXPIRE IN 1996

William B. Conner                      62       Private Investor. President and director of Conner
                                                Holding Company, a holding company for aviation
                                                companies, and Chairman of the Board of the
                                                subsidiaries thereof for more than five years.
                                                Director of Acordia, Inc., a holding company for
                                                insurance brokerage, claims administration and
                                                employee benefits consulting companies, since April
                                                1991. President of Robinson-Conner, Inc., an
                                                insurance brokerage firm which became a subsidiary
                                                of Acordia, Inc. in April 1991, from 1967 until
                                                June 1993. Executive Vice President of Acordia,
                                                Inc. from April 1991 until March 1993. Director of
                                                the Company since 1981.

Phillips E. Patton                     57       Private Investor. Chairman of the Board and
                                                President of Specialty Packaging Products Inc., a
                                                manufacturer of metal and plastic packaging
                                                components, from February 1984 until November 1992.
                                                Director of Regency Bank since 1987. Director of
                                                the Company since 1993.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

        The Board of Directors met six times during the year ended December 31, 1994. During the last fiscal year, each of the directors attended 75% or more of the meetings held by the Board of Directors and 75% or more of the meetings held by the Committees of the Board of Directors on which such person served.

        As of December 31, 1994, the Board of Directors had standing Audit and Compensation Committees. The members of those Committees were as follows:

     NAME OF COMMITTEE                  CHAIRMAN                   OTHER MEMBERS
- ----------------------------    -------------------------    -------------------------

Audit Committee                 Arnold W. MacAlonan          Kenneth I. Greenstein

Compensation Committee          William B. Conner            Phillips E. Patton

        The Audit Committee, which is composed of two non-management members of the Board of Directors, met two times during the year ended December 31, 1994. Its functions included consulting periodically with the Company's independent auditors as to the nature, scope and results of their audit of the accounts of the Company, reviewing the Company's internal accounting controls and procedures and such other related matters as the Audit Committee deemed advisable.

        The Compensation Committee, which is composed of two members of the Board of Directors (none of whom is an employee of the Company or eligible to receive restricted stock awards pursuant to the Company's 1986 Restricted Stock Award Plan), met two times during the year ended December 31, 1994. Its functions included reviewing salaries, cash bonus awards and existing or potential compensation plans for the Company's executive officers and other key employees and making recommendations to the Board of Directors regarding such salaries, cash bonus awards and incentive compensation plans. Additionally, this Committee administers the 1983 Incentive Stock Option Plan and the 1986 Restricted Stock Award Plan. The Committee is responsible for, among other matters, determining the employees of the Company to whom, and the time or times at which, options or awards shall be granted as
well as the number of   shares issuable upon exercise of each option to be
awarded.

        Each member of the Board of Directors receives an annual fee of $8,000. Each member of the Company's Audit Committee receives an additional annual fee of $4,000. Directors receive $1,000 for each Board or Committee meeting attended in person as well as reasonable out-of-pocket expenses incurred in connection with attending such meetings. Directors receive $250 for each Board meeting and each Audit Committee meeting attended by telephone. There are no other fees paid to directors for services rendered as members of the Board of Directors or Committees of the Board of Directors.

EXECUTIVE OFFICERS AND OTHER KEY EMPLOYEES

        The following table sets forth certain information concerning the executive officers and other key employees of the Company.

         NAME                       POSITION AND OFFICES                   AGE
- -----------------------   -----------------------------------------   -------------

Michael A. Lubin          Chairman of the Board                            45

Warren Delano             President                                        44

Dennis J. Welhouse        Senior Vice President, Chief Financial           46
                          Officer, Treasurer and Assistant
                          Secretary

James B. Bergman          President of Lexington Components, Inc.,         50
                          a subsidiary of the Company

Robert A. Dewey           President of Ness Precision Products, a          40
                          division of the Company

Arthur K. Martin          President of Falconer Die Casting                66
                          Company, a division of the Company

        Mr. Lubin has been Chairman of the Board of the Company since May 1991. Mr. Lubin was Chief Executive Officer of the Company from January 1988 through May 1991. For more than five years, Mr. Lubin has been a partner of Lubin, Delano & Company, an investment banking and consulting firm which has been retained by the Company.

        Mr. Delano has been President of the Company since January 1988. Mr. Delano was Chief Operating Officer of the Company from January 1988 through May 1991. For more than five years, Mr. Delano has been a partner of Lubin, Delano & Company, an investment banking and consulting firm which has been retained by the Company.

        Dennis J. Welhouse has been Senior Vice President of the Company since March 1992 and Chief Financial Officer, Treasurer and Assistant Secretary of the Company since November 1988. Mr. Welhouse was Vice President-Finance of the Company from November 1988 through March 1992 and Vice President-Controller of the Company from January 1988 through November 1988.

        James B. Bergman has been President of Lexington Components, Inc., a wholly-owned subsidiary of the Company, since July 1989. Mr. Bergman was President of Elastomeric Products, Inc., a former subsidiary of the Company which was merged into Lexington Components, Inc. in April 1991, from July 1989 through April 1991.

        Robert A. Dewey has been President of Ness Precision Products, a division of the Company ("Ness"), since May 1991. Mr. Dewey was Vice President-General Manager of the Casa Grande, Arizona facility of Ness from March 1989 through May 1991.

        Arthur K. Martin has been President of Falconer Die Casting Company, a division of the Company, for more than five years.

        Each of the Company's executive officers and other key employees serves at the pleasure of the Board of Directors.

                        SECURITY OWNERSHIP OF MANAGEMENT

        The following table sets forth the beneficial ownership of the Company's equity securities, as of April 3, 1995, by each director and director nominee, by each of the named executive officers and by all directors and executive officers as a group.

                                                                               PERCENT OF
             NAME                      AMOUNT BENEFICIALLY OWNED(1)           CLASS OWNED
- ------------------------------   -----------------------------------------    ------------

Michael A. Lubin                 1,299,694    Shs. Com. Stk. (2)                  29.4%
Warren Delano                    1,169,307    Shs. Com. Stk. (3)                  26.4
William B. Conner                  219,906    Shs. Com. Stk. (4)                   5.2
Phillips E. Patton                  92,000    Shs. Com. Stk.                       2.2
Dennis J. Welhouse                  65,842    Shs. Com. Stk. (5)                   1.6
Kenneth I. Greenstein               35,636    Shs. Com. Stk. (6)                     *
Arnold W. MacAlonan                 10,874    Shs. Com. Stk. (7)                     *
                                       734    Shs. Series B Pfd. Stk. (8)         13.2
Directors and executive
  officers as a group (7
  persons)                       2,893,259    Shs. Com. Stk. (9)                  62.1
                                       734    Shs. Series B Pfd. Stk. (8)         13.2
- ---------------------------------------

* Less than one percent.

(1) The persons named in the table have sole voting and dispositive power with respect to all shares of the Company's Common Stock and Series B Preferred Stock shown as beneficially owned by them, except as set forth in the notes to the table.

(2) Includes (i) 35,000 shares owned by each of Mr. Lubin's two minor sons with respect to which Mr. Lubin acts as custodian under the New York Uniform Gifts to Minors Act, (ii) 222,200 shares which Mr. Lubin has the right to acquire upon the conversion of $505,000 principal amount of the Company's 14% Convertible Notes owned by Mr. Lubin at an initial conversion price (subject to adjustment) of $2.27273 per share of Common Stock and (iii) 50,000 shares owned by an Individual Retirement Account of Mr. Lubin.

(3) Includes (i) 217,800 shares which Mr. Delano has the right to acquire upon the conversion of $495,000 principal amount of the Company's 14% Convertible Notes owned by Mr. Delano at an initial conversion price (subject to adjustment) of $2.27273 per share of Common Stock and (ii) 110,750 shares owned by Individual Retirement Accounts of Mr. Delano.

(4) Includes 158,594 shares owned by Conner Holding Company, a Nevada corporation, of which Mr. Conner is President, a director and majority stockholder.

(5) Includes 5,000 shares which Mr. Welhouse has the right to acquire upon the exercise of options granted to him pursuant to the Company's 1983 Incentive Stock Option Plan.

(6) Includes 8,170 shares owned by a pension plan of which Mr. Greenstein is sole beneficiary.

(7) Represents, with respect to Common Stock, shares of Common Stock which Mr. MacAlonan has the right to acquire through the conversion of 734 shares of the Company's Series B Preferred Stock. Does not include the following equity securities in which Mr. MacAlonan disclaims any beneficial interest:
    (i) 11,268 shares of Common Stock owned by Mr. MacAlonan's wife; (ii) 11,230 shares of Common Stock which Mr. MacAlonan's wife has the right to acquire through the conversion of 758 shares of Series B Preferred Stock; or (iii) 12,326 shares of Common Stock which a trust of which Mr. MacAlonan's wife is one of three contingent beneficiaries has the right to acquire through the conversion of 832 shares of Series B Preferred Stock.

                       (footnotes continued on next page)

                                      - 7 -

                     (footnotes continued from prior page)

(8) Does not include the following shares of Series B Preferred Stock in which Mr. MacAlonan disclaims any beneficial interest: (i) 758 shares of Series B Preferred Stock owned by Mr. MacAlonan's wife; and (ii) 832 shares of Series B Preferred Stock owned by a trust of which his wife is one of three contingent beneficiaries.

(9) See footnotes 1 through 7, above.

        Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)"), and the rules promulgated thereunder require the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and to furnish to the Company copies of all such filings. The Company has determined, based solely upon a review of (i) those reports and amendments thereto furnished to the Company during and with respect to the year ended December 31, 1994, and
(ii) written representations from certain reporting persons, that each of Mr. Lubin and Mr. Delano was inadvertently late in filing a Form 4 reporting the purchase of 2,500 shares of the Company's common stock.

EXECUTIVE COMPENSATION

        The following table summarizes compensation, for the Company's past three fiscal years, paid to the Company's chief executive officer and other most highly compensated executive officers whose total annual salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                   ANNUAL COMPENSATION
          NAME AND               FISCAL       -----------------------------         ALL OTHER
     PRINCIPAL POSITION           YEAR         SALARY($)       BONUS($)(1)       COMPENSATION($)
- ----------------------------   -----------    ------------     ------------     -----------------

Michael A. Lubin,                 1994         188,667(2)           -0-(3)            -0-
  Chairman of the                 1993         158,250(4)       164,205(5)            -0-
  Board and director              1992         158,250(4)           -0-               -0-
Warren Delano,                    1994         188,417(6)           -0-(3)            -0-
  President and director          1993         158,250(7)       164,205(5)            -0-
                                  1992         158,250(7)           -0-               -0-

Dennis J. Welhouse,               1994         121,680              -0-             7,525(8)
  Senior Vice President,          1993         117,000           35,100             5,702(8)
  Chief Financial                 1992         114,861              -0-             4,157(8)
  Officer, Treasurer
  and Assistant Secretary
- ---------------------------------------

(1) Amounts reported in respect of a particular fiscal year reflect bonuses earned for services rendered in that fiscal year but paid in the following fiscal year.

(2) Represents (i) compensation in the amount of $175,000 paid indirectly to Mr. Lubin through Lubin, Delano & Company pursuant to the 1994 compensation package with Lubin, Delano & Company for his services rendered as an executive officer of the Company and (ii) fees paid to Mr. Lubin for serving as a member of the Company's Board of Directors. Lubin, Delano & Company is an investment banking and consulting firm of which Messrs. Lubin and Delano are the two partners. See "Compensation Committee Report on Executive Compensation" and "Certain Relationships and Transactions."

(3) The Company has not yet determined whether Lubin, Delano & Company will be paid transaction-related fees in respect of 1994. See "Compensation Committee Report on Executive Compensation."

(4) Represents (i) compensation in the amount of $50,000 paid indirectly to Mr. Lubin through Lubin, Delano & Company for his services rendered as an executive officer of the Company, (ii) compensation in the amount of $100,000 paid indirectly to Mr. Lubin through Lubin, Delano & Company pursuant to an Investment Banking and Consulting Agreement and (iii) fees paid to Mr. Lubin for serving as a member of the Company's Board of Directors. See "Certain Relationships and Transactions."

                       (footnotes continued on next page)

                                      - 8 -

                     (footnotes continued from prior page)

(5) Represents 50% of a $328,410 fee paid to Lubin, Delano & Company, pursuant to an Investment Banking and Consulting Agreement, for services rendered in connection with the restructuring of the Company's indebtedness, which was consummated on January 18, 1994. The fee was comprised of cash compensation of $250,000 and 100,000 shares of the Company's Common Stock having an estimated fair market value, as of January 18, 1994, of $78,410 (based upon recent known large block trades executed at arms' length as well as conversations with market-makers in the Company's Common Stock). See "Certain Relationships and Transactions."

(6) Represents (i) compensation in the amount of $175,000 paid indirectly to Mr. Delano through Lubin, Delano & Company pursuant to the 1994 compensation package with Lubin, Delano & Company for his services rendered as an executive officer of the Company and (ii) fees paid to Mr. Delano for serving as a member of the Company's Board of Directors. See "Compensation Committee Report on Executive Compensation" and "Certain Relationships and Transactions."

(7) Represents (i) compensation in the amount of $50,000 paid indirectly to Mr. Delano through Lubin, Delano & Company for his services rendered as an executive officer of the Company, (ii) compensation in the amount of $100,000 paid indirectly to Mr. Delano through Lubin, Delano & Company pursuant to an Investment Banking and Consulting Agreement and (iii) fees paid to Mr. Delano for serving as a member of the Company's Board of Directors. See "Certain Relationships and Transactions."

(8) Represents (i) Company contributions of $7,064, $5,265 and $3,865 made to Mr. Welhouse's account under the Company's 401(k) Plan in 1994, 1993 and 1992, respectively; (ii) the fair market value of 342 shares of Common Stock distributed to Mr. Welhouse in connection with the termination of the Company's Employee Stock Ownership Plan in 1992; and (iii) insurance premiums in the amount of $461, $437 and $249 paid by the Company in respect of term life insurance owned by Mr. Welhouse in 1994, 1993 and 1992, respectively.

        No stock options were granted to, exercised by or adjusted or amended with respect to any of the persons named in the Summary Compensation Table above during 1994. No stock appreciation rights have been issued to any of such persons. The following table sets forth, for each of such persons, certain information concerning stock options exercised during 1994 and concerning unexercised stock options, all of which were exercisable as of December 31, 1994.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                 ----------------------------------------------
                            AND FY-END OPTION VALUES
                            ------------------------

                                                                  NUMBER OF
                                                                  SECURITIES           VALUE OF
                                                                  UNDERLYING          UNEXERCISED
                                                                 UNEXERCISED         IN-THE-MONEY
                                                                   OPTIONS              OPTIONS
                              SHARES                            AT FY-END (#)        AT FY-END ($)
                           ACQUIRED ON      VALUE REALIZED       EXERCISABLE/        EXERCISABLE/
         NAME              EXERCISE (#)           ($)           UNEXERCISABLE        UNEXERCISABLE
- -----------------------    ------------     ---------------     --------------     -----------------
Michael A. Lubin              20,000               -0-(1)              -0-                -0-
Warren Delano                 20,000               -0-(1)              -0-                -0-
Dennis J. Welhouse            10,000             3,150(2)            5,000(3)             625(4)

- ---------------------------------------

(1) Prior, to April 4, 1994, there existed no active trading of the Company's Common Stock. The estimated fair market value of the Common Stock of the Company did not exceed the exercise price of these options, which were exercised on March 11, 1994.

(2) Amount based on an estimated market value of $1.94 per share on April 8, 1994, the exercise date.

(3) All options were exercisable as of December 31, 1994.

(4) Amount based on an estimated market value of $1.75 per share on December 31, 1994.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee is composed of two non-employee directors of the Company. The Compensation Committee is responsible, subject to the approval of the Board of Directors, for establishing the Company's compensation program.

COMPENSATION PHILOSOPHY AND POLICY

        The Company's compensation program generally is designed to motivate and reward the Company's executive officers and other personnel responsible for attaining financial, operational and strategic objectives that will contribute to the overall goal of enhancing stockholder value. In administering the plan, the Compensation Committee assesses the performance of individuals and the Company relative to those objectives.

        The Company's compensation program generally provides incentives to achieve annual and longer term objectives. The principal elements of the compensation plan include base salary, cash bonus awards and stock awards in the form of grants of restricted Common Stock. These elements generally are blended in order to provide compensation packages which provide competitive pay, reward the achievement of financial, operational and strategic objectives designed to enhance stockholder value and align the interests of the Company's executive officers and other high level personnel with those of the Company's stockholders.

        BASE SALARY. Messrs. Delano and Lubin are compensated indirectly by the Company through payments made to Lubin, Delano & Company, an investment banking and consulting firm of which they are the only partners. During 1994, the aggregate annual payments made to Lubin, Delano & Company for services provided by Messrs. Delano and Lubin in the capacities of President and Chairman of the Board, respectively, were $350,000. The Company's arrangements with Lubin, Delano & Company also provided for additional compensation as agreed upon for services provided by Lubin, Delano & Company in connection with any acquisitions, divestitures, financings or similar transactions involving the Company. Pursuant to these arrangements, the Company paid $250,000 to Lubin, Delano & Company and issued 50,000 shares of its Common Stock to each of Messrs. Delano and Lubin, as designees of Lubin, Delano & Company, for services provided by Lubin, Delano & Company in connection with a restructuring of the Company's indebtedness which was completed on January 18, 1994.

        The Company and Lubin, Delano & Company agreed upon a cash compensation package for Lubin, Delano & Company for 1994, which provides for the payment of
(i) a basic fee payable to Lubin, Delano & Company of $400,000; (ii) an incentive fee based upon the Company's performance as measured against its 1994 budgeted operating profit (see "Incentive Compensation Plan" below) and (iii) additional fees as may be agreed to by the Company and Lubin, Delano & Company in connection with acquisitions, divestitures, financings and other similar transactions. The new compensation package payable to Lubin, Delano & Company for the services of Messrs. Delano and Lubin as executive officers of the Company comports with the Compensation Committee's subjective perception of the base compensation levels of chief executives employed by other industrial companies, both public and private. Prior to the establishment of this compensation package, the compensation paid to Lubin, Delano & Company for investment banking and financial advisory services was determined as a result of negotiations between the Company and Lubin, Delano & Company prior to the commencement of the investment banking and financial advisory relationship in 1987. Such arrangements were scheduled to expire on March 12, 1994. The compensation paid for the combined services of Messrs. Delano and Lubin as President and Chairman of the Board of the Company, respectively, was determined at the time they were elected Chief Operating Officer and Chief Executive Officer, respectively, in 1988 by considering the competitive marketplace for executive talent and the responsibilities of such positions after taking into account the compensation payable to Lubin, Delano & Company for investment banking and financial advisory services.

        The Company, through the Compensation Committee, and Lubin, Delano & Company are discussing the compensation arrangements for 1995 and any transaction-related compensation payable in respect of 1994. Pending the resolution of such discussions, Lubin, Delano & Company is being compensated for the services provided by Messrs. Delano and Lubin to the Company at the same rates as were paid during 1994.

        In determining the base pay levels and increases therein for the other executive officers and key employees of the Company, the Compensation Committee considers the compensation paid by a group of industrial companies which are generally similar to the Company. The number and composition of the group with which the Company compares itself for this purpose is subject to change as the companies change size or focus, merge or are acquired. Base pay levels, prior to taking into account other factors considered by the Compensation Committee, are at the mid-range of base pay levels for such group of companies. The Compensation Committee believes that the Company's most direct competitors are private companies which do not publicly disclose executive compensation, financial condition or operating performance information. The Compensation Committee also believes that the companies with which the Company compares itself for determining executive compensation are not necessarily included in the indices used to compare stockholder returns which are contained elsewhere in the Proxy Statement in which this report appears. In determining the salary component of the cash compensation packages and base pay levels and increases for these officers and employees, the Compensation Committee also takes into consideration the recent performance of the individual and the Company, the experience of the individual and the scope and complexity of the position. The Compensation Committee does not assign weights to these factors nor consider any one more important than the others.

        In evaluating the performance and setting the compensation of Messrs. Delano and Lubin and the Company's other senior management during 1994, the Compensation Committee took particular note of management's success in restructuring the Company's operations over the last five years to maximize efficiencies by (i) closing and consolidating certain of the Company's facilities, (ii) improving the profitability of continuing operations by creating specialized plants focused on niche products and introducing technological improvements designed to permit the Company to service these markets efficiently, (iii) acquiring and integrating complementary businesses,
(iv) constructing new facilities and relocating certain operations and (v) discontinuing unprofitable divisions, as well as efforts relating to the Company's financial restructuring and expansion of its working capital financing arrangements. These factors are being considered in connection with the present discussions with Lubin, Delano & Company concerning transaction-related compensation payable to Lubin, Delano & Company in respect of 1994.

        INCENTIVE COMPENSATION PLAN. The Company has an incentive compensation plan which provides for the payment of cash bonus awards to certain officers and key employees of the Company to provide incentive to increase profitability while efficiently managing the Company's assets. Cash bonus awards are paid to eligible officers and key employees selected by an operating company president and the president of the Company from bonus funds accumulated based upon the performance of the Company, its operating companies or its manufacturing facilities, as appropriate, during the prior year. The amount of an employee's award under the plan is based upon the attainment of predetermined targets for Company, operating company or manufacturing facility operating profit and sales as well as such employee's personal performance and aggregate base salary received during the year. The Compensation Committee of the Company's Board of Directors is responsible for the supervision of the plan. Messrs. Delano and Lubin were eligible to receive compensation under the incentive compensation plan for 1994 as described above, but were not eligible to receive such compensation during 1993 or prior thereto. Neither Messrs. Delano, Lubin or Welhouse received any cash bonus award for services rendered during 1994. Mr. Welhouse received $35,100 pursuant to the Company's incentive compensation plan for services rendered by him during 1993.

        STOCK AWARDS. To promote the Company's long-term objectives, stock awards are made to officers and certain key employees who are in a position to make a significant contribution to the Company's long-term success. The stock awards are made pursuant to the Company's 1986 Restricted Stock Award Plan, in the form of grants of restricted Common Stock.

        Restricted stock awards consist of a specified number of shares of the Company's Common Stock with an appropriate restrictive legend affixed thereto. Shares of restricted Common Stock may not be sold or otherwise transferred by an employee until ownership vests in the employee, at the time and in the manner specified by the Compensation Committee at the time of the award.

        Since the restricted stock awards vest and may grow in value over time, these components of the Company's compensation plan are designed to reward performance over a sustained period and to enhance stockholder value through the achievement of corporate objectives. The Company intends that these awards will strengthen the focus of its officers and other key employees on managing the Company from the perspective of a person with an equity stake in the Company.

        Stock awards are not granted each year. In selecting recipients and the size of grants, the Compensation Committee considers various factors such as the potential of the recipient, prior grants, a comparison of awards made to officers in comparable positions at similar companies and Company performance. The assessment of Company performance may include an analysis of (i) growth in earnings and market share; and (ii) Company earnings as compared to earnings growth of other precision component parts manufacturers. No stock awards were made during 1994 since the Compensation Committee believed that an appropriate level of stock awards had been made in prior years.

        TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION. Beginning in 1994, the Internal Revenue Code (the "Code") imposed limitations upon the federal income tax deductibility of compensation paid to the Company's chief executive officer and to each of the other four most highly compensated executive officers. Under these limitations, the Company may deduct such compensation only to the extent that during any fiscal year the compensation does not exceed $1,000,000 or meets certain specified conditions (such as stockholder approval). Based on the Company's current compensation plans and policies and recently released proposed regulations interpreting the Code, the Company and the Compensation Committee believe that, for the near future, there is little risk that the Company will lose any significant tax deduction for executive compensation. The Company's compensation plans and policies will be modified to ensure full deductibility of executive compensation if the Company and the Compensation Committee determine that such an action is in the best interests of the Company.

                                         COMPENSATION COMMITTEE

                                         William B. Conner, Chairman
                                         Phillips E. Patton

                            STOCK PRICE PERFORMANCE

        Set forth below is a line graph comparing the yearly cumulative total stockholder return on the Common Stock, based on the market price of the Common Stock, with the cumulative total return of companies in the S&P 500 Stock Index and the NASDAQ Market Index.

                      COMPARISON OF FIVE YEAR TOTAL RETURN
FOR LEXINGTON PRECISION CORPORATION, S&P 500 STOCK INDEX AND NASDAQ MARKET INDEX

Measurement Period            LEXINGTON
(Fiscal Year Covered)         PRECISION           S&P 500             NASDAQ
1989                             100                100                100
1990                              15                 97                 85
1991                              15                126                136
1992                              15                136                159
1993                              62                150                181
1994                             108                152                177

             LEXINGTON PRECISION            S&P 500            NASDAQ

        For the period May 1, 1991 through December 31, 1994, no material trading data for the Company's Common Stock has been publicly available. For purposes of the above graph, the Company utilized a bid quotation for the Company's Common Stock of $0.25 per share as of December 31, 1991 and 1992, and $1.00 per share as of December 31, 1993 based upon conversations with market-makers in the Company's Common Stock. Since April 8, 1994, trading information has been available from the OTC Bulletin Board provided by the National Association of Securities Dealers. Using this information the Company has estimated that the market price of the Company's common stock as of December 31, 1994 was $1.75 per share. The Company believes that four brokerage firms currently make a market in the Company's Common Stock, although both bid and asked quotations may at times be limited.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee of the Board of Directors consists of Messrs. Conner and Patton. Mr. MacAlonan served as a member of the Compensation Committee until May 24, 1994. Until June 1, 1993, Mr. Conner was the President of Robinson-Conner, Inc., an insurance brokerage firm which specialized in providing a complete line of commercial insurance coverage, life and accident insurance and third-party administration of health claims. Robinson-Conner, Inc. was purchased by Acordia, Inc., a holding company for insurance brokerage, claims administration and employees benefits consulting companies, in April 1991. Mr. Conner has been a director of Acordia, Inc. since April 1991 and was Executive Vice President of Acordia, Inc. from April 1991 until March 1993. After a competitive bidding process, the Company has from time to time secured large portions of its insurance coverage through and purchased its third-party administration services from certain subsidiaries of Acordia, Inc. During 1994, Acordia of Western Pennsylvania, a subsidiary of Acordia, Inc., acted as agent in connection with the purchase of certain insurance coverages which resulted in the payment of premiums to insurance companies in the amount of $1,319,000. The Company also paid Acordia National, a subsidiary of Acordia, Inc., fees in the amount of $70,000 for the administration of certain of the Company's group health insurance plans. Mr. MacAlonan retired from the position of Vice Chairman of the Board of Directors and Senior Vice President of the Company in 1986.

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

        Warren Delano and Michael A. Lubin beneficially own 26.4% and 29.4%, respectively, of the Common Stock of the Company.

        Messrs. Delano and Lubin are successors to the rights of L&D Precision Limited Partnership ("Precision") under a 1985 agreement between Precision and the Company. Pursuant to the agreement, the Company enlarged its Board of Directors and elected Messrs. Delano and Lubin, as Precision's representatives, to the Company's Board of Directors and Executive Committee. Mr. Delano also was elected to the Company's Compensation Committee and Mr. Lubin was elected to the Company's Audit Committee. The agreement provides that so long as Precision or its nominees holds beneficially and of record at least 325,000 shares of Common Stock (subject to adjustment) issued to Precision in connection with a 1985 private placement (the "Private Placement"), the Company will utilize its best efforts to ensure that (i) each of the representatives of Precision elected to the Company's Board of Directors (or his successor designated by Precision) will be nominated to serve in such capacity for each succeeding term of such director, (ii) each of the two representatives of Precision then serving as a director of the Company also will serve as a member of the Company's Executive Committee and (iii) at least one of such representatives will serve on each of the Audit Committee and the Compensation Committee of the Company's Board of Directors. The agreement also provides that, so long as Precision holds beneficially and of record at least 200,000 of such shares (subject to adjustment), the Company will utilize its best efforts to ensure that (i) one of the representatives of Precision elected to the Board of Directors (or his successor designated by Precision) will be nominated to serve in such capacity for each succeeding term of such director, (ii) such representative of Precision also will serve as a member of the Executive Committee and (iii) such representative will serve on each of the Audit Committee and the Compensation Committee of the Board of Directors. Messrs. Delano and Lubin have waived their rights to have representatives serve on the Executive Committee, the Audit Committee and the Compensation Committee until such further time as they desire to invoke such right.

        Messrs. Delano and Lubin are also the partners of Lubin, Delano & Company, an investment banking and consulting firm. During 1994, the Company paid a fee to Lubin, Delano & Company of $350,000 as compensation for the combined services of Messrs. Delano and Lubin as President and Chairman of the Board of the Company, respectively. For services provided in connection with a restructuring of the Company's indebtedness (the "Restructuring"), on November 26, 1993, the Board of Directors of the Company approved the payment to Lubin, Delano & Company of a fee consisting of $250,000 in cash and 100,000 shares of Common Stock. In connection with the completion of the Restructuring on January 18, 1994, the Company paid to Lubin, Delano & Company $250,000 in cash and issued 50,000 shares of its Common Stock to each of Messrs. Delano and Lubin, as designees of Lubin, Delano & Company. Effective January 1, 1994, the Company retained Lubin, Delano & Company to provide operating management services and to furnish investment banking and financial advisory services in connection with future acquisitions, divestitures, financings and other transactions consummated by the Company during a period ending on December 31, 1994 for an annual fee of $400,000, an incentive fee based upon the Company's performance as measured against its 1994 budgeted operating profit and additional compensation as may be agreed to in the future by the Company and Lubin, Delano & Company in connection with acquisitions, divestitures, financings and other transactions consummated by the Company. The Company also has agreed to reimburse Lubin, Delano & Company for certain expenses.

        The Company, through the Compensation Committee, and Lubin, Delano & Company are discussing the compensation arrangements for 1995 and any transaction-related compensation payable in respect of 1994. Pending the resolution of such discussions, Lubin, Delano & Company is being compensated for the services provided by Messrs. Delano and Lubin to the Company at the same rates as were paid during 1994.

        In connection with an exchange offer conducted as a part of the Restructuring, the holders of $25,275,000 principal amount of the Company's
12 3/4% Subordinated Notes due February 1, 1997 (the "Old Notes") (representing the entire principal amount of the Old Notes then outstanding) tendered their Old Notes for exchange and received $1,255 principal amount of new 12 3/4% Senior Subordinated Notes due February 1, 2000 (the "New Notes") and cash in the amount of $143.76 for each $1,000 principal amount of Old Notes exchanged. Accordingly, all Old Notes were cancelled and the indenture between the Company and United States Trust Company of New York, as Trustee, pursuant to which the Old Notes were issued, was terminated. Such indenture had contained, among other provisions, a requirement that the Company would, under certain circumstances relating to the termination of Messrs. Delano and Lubin as directors of the Company and their ownership of less than 5% of the Company's Voting Stock, and, subject to certain limitations, offer to purchase all of the Company's Old Notes then outstanding for cash at 100% of the principal amount thereof plus accrued interest thereon to the date of purchase. The indenture governing the New Notes does not contain a comparable provision.

        Messrs. Delano and Lubin had agreed with the Company that they would, for a period ending upon the expiration of the foregoing covenant, at all times be jointly or severally the "beneficial owner" of a number of shares of Voting Stock at least equal to five percent of the Voting Stock issued and outstanding on March 12, 1987, provided that the Company shall not theretofore have breached in any material respect or wrongfully terminated the agreement pursuant to which the Company has retained Lubin, Delano & Company to provide investment banking and financial advisory services.

        The Company made cash payments in respect of fees and expenses of approximately $400,000 to the law firm of Nixon, Hargrave, Devans & Doyle during 1994. Kenneth I. Greenstein, Secretary and a director of the Company, is a stockholder of a professional corporation which is a partner in such law firm.

        PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Board of Directors, on the recommendation of the Audit Committee, has appointed the firm of Ernst & Young LLP, independent public accountants, to audit the accounts of the Company for the year ending December 31, 1995. Ernst & Young LLP has been employed by the Company as its independent auditor since the year ended May 31, 1989.

        Stockholders are asked to approve the action of the Board of Directors in appointing Ernst & Young LLP. It is intended that, unless marked to the contrary, the shares represented by proxy shall be voted for the ratification of such appointment.

        It is expected that a representative of Ernst & Young LLP will be present at the Annual Meeting to answer questions of stockholders and will have the opportunity, if desired, to make a statement.

                             STOCKHOLDER PROPOSALS

        Proposals by stockholders intended to be presented at the next annual meeting (to be held in 1996) must be received by the Secretary of the Company on or before December 13, 1995 in order to be included in the proxy statement and the proxy for that meeting. Proposals should be directed to Kenneth I. Greenstein, Secretary, Lexington Precision Corporation, 767 Third Avenue, New York, New York 10017.

                                 OTHER MATTERS

        Management does not know of any other matters which are likely to be brought before the Annual Meeting. However, in the event that any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

        A copy of the Company's Report to Stockholders for the year ended December 31, 1994, which includes financial statements and related data, accompanies this Proxy Statement.

        According to SEC rules, the information presented in this Proxy Statement under the captions "Compensation Committee Report on Executive Compensation" and "Stock Price Performance" shall not be deemed to be "soliciting material" or to be filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934 and nothing contained in any previous filings made by the Company under such Acts shall be interpreted as incorporating by reference the information presented under the specified captions.

                                          By Order of the Board of Directors,

                                          Kenneth I. Greenstein
                                          Secretary
Dated:   April 20, 1995
         New York, New York

                           LEXINGTON PRECISION CORPORATION
                                  767 THIRD AVENUE
                              NEW YORK, NEW YORK 10017
    P
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
    R THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 16, 1995 The undersigned hereby appoints as Proxies, MICHAEL A. LUBIN and
    O DENNIS J. WELHOUSE, each with full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated
    X below, all shares of capital stock of Lexington Precision Corporation held of record by the undersigned on April 3, 1995,
    Y at the Annual Meeting of Stockholders to be held on May 16, 1995 and any adjournments thereof.

            Nominees for election as directors:                            COMMENTS OR CHANGE OF ADDRESS
              Warren Delano                                                ___________________________________________
              Kenneth I. Greenstein
                                                                           ___________________________________________

                                                                           ___________________________________________
                                                                           (If you have written in the above space,
                                                                           please mark the corresponding box on the
                                                                           reverse side of this card.)

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

    PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING
    THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE
    UNITED STATES OF AMERICA.
                                                                SEE REVERSE
                                                                   SIDE

  X         PLEASE MARK YOUR                                          SHARES IN YOUR NAME
            VOTES AS IN THIS
            EXAMPLE.

                     FOR               WITHHELD                                                    FOR       AGAINST     ABSTAIN
1. Election of       / /                 / /                       2. Ratify the appointment       / /        / /         / /
   Directors                                                          of Ernst & Young LLP
   (see reverse)                                                      as independent auditors.

   For, except vote withheld from the following nominee(s):        3. In their discretion, the proxies are authorized to vote
   ________________________________________________________           upon any other business that may properly come
                                                                      before the meeting.


                                                      Comments      / /
                                                        or
                                                     Change of
                                                      Address

                                                      Plan to       / /
                                                      Attend
                                                      Meeting

                                                                               IF SHARES ARE REGISTERED IN MORE THAN ONE NAME,
                                                                               THE SIGNATURES OF ALL SUCH PERSONS ARE REQUIRED.
                                                                               A CORPORATION SHOULD SIGN IN ITS FULL CORPORATE
                                                                               NAME BY A DULY AUTHORIZED OFFICER STATING HIS
                                                                               TITLE. TRUSTEES, GUARDIANS, EXECUTORS AND
                                                                               ADMINISTRATORS SHOULD SIGN IN THEIR OFFICIAL
                                                                               CAPACITY GIVING THEIR FULL TITLE AS SUCH.
                                                                               IF A PARTNERSHIP, PLEASE SIGN IN THE PARTNERSHIP
                                                                               NAME BY AUTHORIZED PERSONS.

SIGNATURE(S)_______________________________________________ DATE__________

SIGNATURE(S)_______________________________________________ DATE__________
NOTE: Please sign exactly as name appears hereon.